Exhibit 99.1

Investview, Inc. (“INVU”) Announces the Acquisition of Renu Laboratories Inc., a manufacturer of proprietary and other health, beauty and wellness products.

Company to launch a new health and wellness business intended to expand existing lines of business and take advantage of established distribution channels.

Haverford, PA, October 24, 2024 -- Investview, Inc. (OTCQB: INVU), a diversified financial technology company that through its subsidiaries and global distribution network provides financial technology, education tools, content, research, and a digital asset technology company, which develops, operates, and supports blockchain technologies, with a focus on the Bitcoin blockchain ecosystem and the generation of digital assets, announced today that it has recently completed the acquisition of Renu Laboratories, Inc., a manufacturer of proprietary and other health, beauty and wellness products (“Renu Labs”). The terms of the acquisition were not disclosed.

“This acquisition is an exciting milestone for our company’s strategic growth plans,” said Victor Oviedo, Investview CEO. “The combination of Renu Labs with our existing businesses is intended to further support our mission and vision at Investview to create and offer unique quality of life (QoL) products and services to help people realize their greatest potential through better financial literacy, technology and accessibility, blockchain sustainability, and now a personal health and wellness lifestyle.”

Strategic rationale behind the merger:

Victor Oviedo, Investview CEO commented, “through its principal and Founder, Gregg Hanson, an experienced veteran in the industry, Renu Labs has been able to develop a catalog of proprietary and third-party skin, body, hair, nutritional supplement, and personal care products. Following the Company’s integration of the Renu Labs business, the Company plans to operate through a unique B2C direct-to-consumer marketing and product sales delivery model under its newly formed myLife Wellness business unit. We expect that the combination of the Renu Labs business with our global network marketing model will enable us to expand and enhance our customer retention and increase the value of the Company’s iGenius global network to its affiliates and customers.”

“Our sales force and consumers are expected to benefit from commercialization of the Renu Labs unique proprietary wellness products namely, Renu by myLife Wellness “advanced peptide wrinkle corrector serum,” “eye lift and tuck serum,” and its “high potency advanced day and night peptide and collagen renewal serum” for both woman and men.”

Jim Bell, Investview President/ COO added, “the Renu acquisition is a great addition to the Company in multiple ways. It not only adds a proven brand and a collection of proprietary health and wellness products, but most importantly, from a strategic perspective, it positions us to take the first step in the planned diversification of the Company’s business into the expanding health and wellness markets while taking advantage of our existing national and international distribution channels to do so.”

“Furthermore”, Mr. Bell added, “we were looking for just the right partner to form the platform for our strategic growth initiative. With Renu Labs’ nearly three decades of experience in the health and wellness space, we believe Gregg Hanson and Renu Labs are the right partners. It is our expectation that the myLife Wellness/Renu platform will not only enhance our future financial results but will also help consumers achieve a better personal health and wellness lifestyle which aligns with our Company’s Mission and Vision.”

Investview expects the Renu acquisition to be revenue accretive as early as the 4th quarter of 2024 - 1st quarter 2025.

Underlying the expected synergies are the following factors:

●	Expanded Product Line: Renu Labs’ advanced peptide serums and personal care products are expected to complement Investview’s iGenius platform, enhancing customer offerings.

●	Market Expansion: Investview’s iGenius subsidiary has more than 15,000 global customers and members, including more than 17,000 alumni of the same, creating an attractive, immediate cross-selling opportunity.

●	Operational Synergies: The merger in conjunction with the Company’s capital investment will enhance product development and innovation and is expected to increase recurring revenue through the Company’s existing direct-to-consumer model.

●	Proven Industry Expertise: Renu Labs has over 30 years’ experience as a recognized OTC skin care manufacturer specializing in private label and contract manufacturing of high-quality skin, body and hair care and other OTC products, and operates as an FDA-registered and cGMP-compliant facility.

Gregg Hanson, Founder and President of Renu Labs commented, “Joining forces with Investview marks a pivotal moment for us. This partnership will allow us to accelerate innovation and to bring more unique, high-quality wellness products to the global health and wellness market. At Renu Labs, we have worked to create and offer innovative high quality proprietary skin, body and hair care wellness products for our customers. We are excited to be part of a larger organization that shares the same commitment to our core customer values. Together, we plan to accelerate our innovation and offer more unique quality of life (QoL) health and wellness products to our customers, while also closely integrating our products and marketing with the already robust iGenius sales and marketing network. That is good news for Renu customers, suppliers and employees.”

Victor Oviedo concluded, “We are consistently taking a diversified approach to our innovation, strategic partnerships, global expansion and corporate citizenship to fuel sustainable, long-term growth, which we strive for and seek to achieve year-over-year. We believe that the strength of our balance sheet and cash position, along with our consistent focus on our core fundamentals, will generate sustainable long-term value for all stakeholders.”

About Investview, Inc.

Investview, Inc., a Nevada corporation, operates a financial technology (FinTech) services company, offering several different lines of business, including a Financial Education and Technology business that delivers a series of products and services involving financial education, digital assets and related technology, through a network of independent distributors; and a Blockchain Technology and Crypto Mining Products and Services business, including leading-edge research, development and FinTech services involving the management of digital asset technologies with a focus on Bitcoin mining and the new generation of digital assets. In addition, we are in the process of creating a Brokerage and Financial Markets business within the investment management and brokerage industries by, among others, commercializing on a proprietary trading platform we acquired in September 2021. For more information on Investview, please visit: www.investview.com.

Forward-Looking Statement

All statements in this release that are not based on historical fact are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies, and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “should,” “could,” “seek,” “intend,” “plan,” “goal,” “estimate,” “anticipate” or other comparable terms. These forward-looking statements are based on Investview’s current beliefs and assumptions and information currently available to Investview and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Our forward-looking statements expect, among others, that we will be able to integrate the historic operations of Renu on a timely basis and in the absence of unexpected delays or difficulties, that Renu will be able to increase the scale and scope of its operations and product offerings beyond its historic levels through use of our expansion capital and by taking advantage of our existing sales and marketing channels. We plan to do this by, among others, investing the funds we believe are necessary to develop at Renu the infrastructure necessary to achieve these goals. This includes, among others, the on-boarding of additional sales, marketing, customer support and product development personnel, and the development and implementation of a corresponding marketing strategy. Despite our best efforts, there can be no assurance that we will be able to achieve these objectively on a timely basis, if at all, as there can be no assurances that we will be able to expand Renu’s historic scope and scale of operations, and absent such expansion, the acquisition would only be modestly accretive, if at all. More information on potential factors that could affect Investview’s financial results is included from time to time in Investview’s public reports filed with the U.S. Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements made in this release speak only as of the date of this release, and Investview, Inc. assumes no obligation to update any such forward-looking statements to reflect actual results or changes in expectations, except as otherwise required by law.

Investor Relations

Contact: Ralph R. Valvano

Phone Number: 732.889.4300

Email: pr@investview.com